                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                               APPLIED POWER INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11

         1) Title of each class of securities to which transaction applies: ____________________
         2)      Aggregate number of securities to which transaction applies:
                 _______________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 __________________________________
         4)      Proposed maximum aggregate value of transaction:
                 ___________________________
         5)      Total fee paid:  __________________________

[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:  __________________________
         2)      Form, Schedule or Registration Statement No.:_____________
         3)      Filing Party:  ___________________
         4)      Date Filed:  _____________________

                                                                PRELIMINARY COPY


                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
  APPLIED POWER INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of APPLIED POWER INC., a Wisconsin corporation, will be held at the offices of the Company, 13000 West Silver Spring Drive, Butler, Wisconsin, on Friday, January 9, 1998, at 3:00 p.m., Central Time, for the following purposes:

         1.      To elect a Board of six directors;

         2. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Class A Common Stock; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on November 14, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                              By Order of the Board of Directors

                                              Anthony W. Asmuth III
                                              Secretary

Milwaukee, Wisconsin
November 20, 1997

                                                                PRELIMINARY COPY
                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600

                                PROXY STATEMENT


                    THIS PROXY STATEMENT WAS FIRST MAILED TO
                   SHAREHOLDERS ON OR ABOUT NOVEMBER 20, 1997


         Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of proxy for such Meeting solicited by the Board of Directors of Applied Power Inc. (the "Company"). The Company's Annual Report on Form 10-K for the year ended August 31, 1997, which constitutes the 1997 Annual Report to Shareholders and accompanies this Proxy Statement, contains financial statements and certain other information concerning the Company. The Annual Report and such financial statements are neither a part of this Proxy Statement nor incorporated herein by reference.

         The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified on such proxies. A proxy may be revoked at any time before it is exercised. The cost of soliciting proxies, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by the Company. The Company has retained Georgeson & Company Inc. to aid in the solicitation of proxies, including the solicitation of proxies from brokerage firms, banks, nominees, custodians and fiduciaries, for a fee not anticipated to exceed $______ plus expenses. In addition, officers and employees of the Company may solicit the return of proxies from certain shareholders by telephone. Shares held for the accounts of participants in the Company's Employee Stock Purchase Plan ("ESPP") and Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of such plans.

         A majority of the votes entitled to be cast by shares entitled to vote, represented in person or by proxy, constitutes a quorum for action on a matter at the Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are considered present for purposes of establishing a quorum but will have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes. Votes attempted to be cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

         If a quorum exists, the affirmative vote of two-thirds of all shares entitled to vote thereon shall be required for approval of the proposed amendment to the Company's Amended and Restated Articles of Incorporation. Because abstentions and broker non-votes are not affirmative votes, they will have the effect of votes cast against the proposal.

         On November 14, 1997, the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders, the Company's outstanding capital stock consisted of ____________ shares of Class A Common Stock ("Common Stock"). Each share of Common Stock outstanding on the record date is entitled to one vote on all matters submitted at the Meeting.

                           CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of November 14, 1997 unless otherwise indicated, certain information with respect to the beneficial ownership of Common Stock by each person known to management to be the beneficial owner of more than 5% of the Common Stock, by each executive officer of the Company named in the Summary Compensation Table below and by the Company's executive officers and directors as a group. Briefly stated, shares are deemed to be beneficially owned by any person or group who has the power to vote or direct the vote or the power to dispose or direct the disposition of such shares, or who has the right to acquire beneficial ownership thereof within 60 days.

                                                           AMOUNT AND
                                                            NATURE OF
                                                            BENEFICIAL               PERCENT
BENEFICIAL OWNER                                           OWNERSHIP(1)              OF CLASS
----------------                                           ------------              --------
Brinson Partners, Inc                                        850,000(2)                 ___%
  209 South LaSalle Street
  Chicago, IL 60604-1295

Barbara B. Buzard                                            _______(3)                 ___%
  6144 North Brumder Road
  Hartland, WI 53029

The Prudential Insurance Company                             827,900(4)                 ___%
  of America
Prudential Plaza
Newark, NJ  07102-3777

                                                             AMOUNT AND
                                                             NATURE OF
                                                            BENEFICIAL               PERCENT
BENEFICIAL OWNER                                           OWNERSHIP(1)              OF CLASS
----------------                                           ------------              --------
Richard G. Sim                                               833,481(5)                 ___%
  13000 West Silver Spring Drive
  Butler, WI 53007

William J. Albrecht                                           67,696(6)                   *
Robert C. Arzbaecher                                          29,039(7)                   *
Gustav H.P. Boel                                              11,824(8)                   *
Philip T. Burkart                                             10,925(9)                   *
All Executive Officers and Directors
  as a Group (14 persons)                                  1,207,110(10)               ___%

*Less than 1%.

(1) Unless otherwise noted, the specified persons have sole voting power and/or dispositive power over the shares shown as beneficially owned.

(2) As set forth on an Amendment No. 2 to Schedule 13G dated February 12, 1997, reporting (for itself and its affiliates, Brinson Trust
         Company, Brinson Holdings, Inc., SBC Holding (USA), Inc. and Swiss Bank Corporation) shared voting and dispositive power as to all 850,000 shares.

(3) Includes _________ shares held by a trust with respect to which Barbara B. Buzard, Donald S. Buzard and Firstar Trust Company share voting and dispositive power.

(4) As set forth on a Schedule 13G dated February 14, 1996 (with respect to which the Company has received no notice of an amendment), reporting shared voting and dispositive power with respect to 68,900 shares and sole voting and dispositive power with respect to the remaining 759,000 shares.

(5) Includes options to purchase 502,721 shares exercisable currently or within 60 days of the record date, 2,424 shares allocated to Mr. Sim's ESOP account and 8,130 shares held by a custodian for Mr. Sim's minor children (with respect to which Mr. Sim disclaims beneficial ownership).

(6) Includes options to purchase 66,138 shares exercisable currently or within 60 days of the record date and 1,558 shares allocated to Mr. Albrecht's ESOP account.

(7) Includes options to purchase 21,650 shares exercisable currently or within 60 days of the record date, 889 shares allocated to Mr. Arzbaecher's ESOP account, 1,500 shares owned by Mr. Arzbaecher's spouse and 1,000 shares held by a custodian for Mr. Arzbaecher's minor children (with respect to which Mr. Arzbaecher disclaims beneficial ownership).

(8) Includes options to purchase 10,250 shares exercisable currently or within 60 days of the record date and 184 shares allocated to Mr. Boel's ESOP account.

(9) Includes options to purchase 9,075 shares exercisable currently or within 60 days of the record date and 1,062 shares allocated to Mr. Burkart's ESOP account.

(10) Includes options to purchase 689,569 shares exercisable currently or within 60 days of the record date, 9,890 shares allocated to executive officers' ESOP accounts, 138,696 shares held by certain trusts with respect to which certain officers have voting and dispositive power and 11,530 shares owned by family members of the directors and executive officers (beneficial ownership of which is, in certain instances, disclaimed and with respect to 8,130 shares of which another executive officer acts as custodian).

         The beneficial ownership information set forth above, and below under "Election of Directors," is based on information furnished by the specified persons or known to the Company and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

         At the Meeting, six directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected. It is the intention of the persons named in the accompanying form of proxy to nominate as directors and, unless otherwise specified in a proxy by a shareholder, to vote such proxy for the election of the persons named below.
In the event any of the nominees should become unable to serve as a director, an eventuality which management has no reason to believe will occur, proxies may be voted for another nominee. Each person named below is presently serving as a director of the Company.

                                                                                     COMMON STOCK
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                  NOVEMBER 14, 1997
                                                                                  -----------------
                                                                DIRECTOR         NUMBER         PERCENT
        NAME AND PRINCIPAL POSITION                   AGE         SINCE        OF SHARES       OF CLASS
        ---------------------------                   ---         -----        ---------       --------
H. Richard Crowther (1)(2)(3)                          65          1995         4,000(4)           *
  Retired Vice Chairman, Illinois
  Tool Works Inc. (manufacturer of
  engineered components and systems)

Jack L. Heckel (1)(3)                                  66          1993         6,500(5)           *
  Retired President and Chief
  Operating Officer, GenCorp.
  Inc. (manufacturer of
  aerospace and defense,
  polymer and automotive
  products)

Richard A. Kashnow (2)(3)                              55          1993         6,000(5)           *
  Chairman of the Board, President
  and Chief Executive Officer,
  Raychem Corporation (global
  manufacturer of materials
  science-based products for
  electronics, telecommunications
  and industrial applications)

                                                                                     COMMON STOCK
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                  NOVEMBER 14, 1997
                                                                                  -----------------
                                                                DIRECTOR         NUMBER         PERCENT
        NAME AND PRINCIPAL POSITION                   AGE         SINCE        OF SHARES       OF CLASS
        ---------------------------                   ---         -----        ---------       --------
L. Dennis Kozlowski (2)(3)                             51          1994         4,500(6)           *
  Chairman of the Board, President
  and Chief Executive Officer,
  Tyco International Ltd.
  (manufacturer of disposable
  and specialty products, fire
  and safety services, flow control,
  and electrical and electronic
  components)

John J. McDonough(1)(3)                                61          1996         6,900(7)           *
  President and Chief Executive
  Officer of McDonough Capital
  Company LLC (venture capital
  investment firm)

Richard G. Sim                                         53          1985       833,481(8)         ___%
  Chairman of the Board, President
  and Chief Executive Officer,
  Applied Power Inc.

         *Less than 1%.

(1)      Member of the Audit Committee of the Board of Directors.
(2)      Member of the Nominating Committee of the Board of Directors.
(3)      Member of the Compensation Committee of the Board of Directors.
(4) Includes options to purchase 2,500 shares exercisable currently or within 60 days of the record date.
(5) Includes options to purchase 4,500 shares exercisable currently or within 60 days of the record date.
(6) Includes options to purchase 3,500 shares exercisable currently or within 60 days of the record date.
(7) Includes options to purchase 1,500 shares exercisable currently or within 60 days of the record date and 900 shares held in a trust for the benefit of Mr. McDonough's daughter who shares Mr. McDonough's household (with respect to which Mr. McDonough disclaims beneficial ownership).
(8) Includes options to purchase 502,721 shares exercisable currently or within 60 days of the record date, 2,424 shares allocated to Mr. Sim's ESOP account and 8,130 shares held by a custodian for Mr. Sim's minor children (with respect to which Mr. Sim disclaims beneficial ownership).

         All of the directors have held the positions with the Company or other organizations shown in the above table during the past five years, except that
(i) H. Richard Crowther was Vice Chairman of Illinois Tool Works Inc. from January 1990 through March 1995; (ii) Jack L. Heckel was President and Chief Operating Officer of GenCorp. Inc. from January 1987 through December 1993;
(iii) Richard A. Kashnow was President of Schuller International Group, Inc. from May 1991 through September 1995; (iv) L. Dennis Kozlowski was named President of Tyco International Ltd. in December 1989, its Chief Executive Officer in July 1992 and its Chairman of the Board in January 1993; and (v) John J. McDonough was Chairman of SoftNet Systems, Inc. from July 1995 through July 1997 and also served as its Chief Executive Officer from September 1996 through July 1997, Vice Chairman of DENTSPLY International Inc. from February 1995 through October 1995, Vice Chairman and Chief Executive Officer of DENTSPLY International Inc. from June 1993 through February 1995, and Chairman and Chief Executive Officer of GENDEX Corporation prior to June 1993.

         H. Richard Crowther is a director of Illinois Tool Works Inc. Jack L. Heckel is a director of WD-40 Co., Inc. and Advanced Tissue Sciences, Inc. Richard A. Kashnow is a director of Raychem Corporation. L. Dennis Kozlowski is a director of Tyco International Ltd., Raytheon Company and RJR Nabisco Holdings Corp. John J. McDonough is a director of AMRESCO, Inc., Lunar Corporation, Newell Corporation and Plexus Corporation. Richard G. Sim is a director of IPSCO Inc. and Oshkosh Truck Corporation.

             BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

         There were five meetings of the Board of Directors, two meetings of the Audit Committee, three meetings of the Compensation Committee and one meeting of the Nominating Committee during the year ended August 31, 1997. During the period in the last fiscal year in which they served, all members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and all the committees on which they served except for Mr. Kashnow, who was unable to attend two Board meetings and two meetings of committees on which he served, three of which were held on the same day.

         The Audit Committee of the Board of Directors: (i) reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants; (ii) reviews with the independent accountants, and with the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls; and (iii) reviews with the independent accountants their reports on the Company's financial statements and recommendations they make for improvements in the Company's internal controls and the implementation of such recommendations.

         The Compensation Committee determines the compensation of the Company's executive officers, awards bonuses to such key management personnel as the Committee selects and administers the Company's stock incentive plans.

         The Nominating Committee of the Board of Directors seeks qualified persons for the position of director to recommend to the entire Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions of candidates to be considered by the Nominating Committee, accompanied by biographical material, may be sent to the Secretary of the Company at its corporate offices.

         For the 1997 fiscal year, directors who were not employees of the Company were paid an annual retainer of $19,000 for serving on the Board of Directors and an attendance fee of $1,000 for each Board of Directors meeting and committee meeting attended. Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.

         In May 1995, the Board of Directors adopted the Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan, each non-employee director may elect to defer all or a specified portion of his annual retainer and attendance fees for future payment on a date specified by the participant or upon termination of the participant's service as a director. A participating non-employee director's deferred compensation is credited to an account, the value of which is based upon phantom investments in Common Stock. Distributions from the Deferred Compensation Plan are only made in cash.

         Each non-employee director also receives an option grant each year to purchase shares of Common Stock under the 1989 Outside Directors' Stock Option Plan (the "1989 Plan"). The 1989 Plan is intended to promote the growth and development of the Company by providing incentives for non-employee directors of the Company through the grant to such directors of nonqualified stock options to acquire shares of Common Stock. There is no discretion as to the amount or timing of options to be granted, which are fixed by the terms of the 1989 Plan. The exercise price at which shares may be purchased under each option is equal to the fair market value of the shares on the date of grant. Options are not exercisable until eleven months after the date of grant and then become fully exercisable, in whole or in part, at any time prior to their expiration or termination. Unless earlier exercised or terminated, the expiration date of each option granted under the 1989 Plan is ten years and one day after the date of grant. All of the non-employee directors were granted options in fiscal 1997 for 1,500 shares of Common Stock each at an exercise price of $38.6875 per share. At November 14, 1997, options for 6,000 shares had been exercised, options for 30,500 shares were outstanding and 23,500 shares were reserved for future grants under the 1989 Plan.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Development of Compensation Approach and Objectives. The Compensation Committee of the Board of Directors is responsible for establishing all of the policies under which compensation is paid or awarded to the Company's executive officers, and also determines the amount of such compensation. No member of the Committee is employed by the Company. The Committee's objective is to develop a total compensation program that is competitive in the marketplace and provides significant incentive to increase shareholder value. Each year the Committee reviews its executive compensation policies relative to market competitiveness, and then determines what changes in the compensation program, if any, are appropriate for the following year. Compensation of the Company's executive officers currently consists of three key elements -- salary, bonus and stock options.

         The Committee retains an independent outside consultant who provides data regarding the compensation practices of U.S. manufacturing companies. Competitive pay standards are based upon the results of several compensation surveys, including comparisons with several hundred manufacturing companies. This data, along with management's recommendations for particular executive officer compensation and information on an executive's experience, expertise and demonstrated performance, is reviewed by the Committee. The total value of each executive's pay package is intended to equal the competitive median for like positions in companies of similar size and type, but the mix of compensation is somewhat atypical. In particular, cash compensation is lower than the median: salary standards are targeted at 95% of the market median and target bonuses are set at 70% of the market median. Stock incentives, on the other hand, are above the median for other companies in order to bring the total compensation opportunity to a level competitive in the marketplace. This compensation mix, which is consistent with the Committee's approach in prior years, is designed to encourage the executive's continued focus on building shareholder value. However, in appropriate circumstances, the Committee may exercise its discretion to vary compensation from these guidelines.

         As an added benefit to the Company's key management personnel, in fiscal 1997 the Compensation Committee proposed, and the Board of Directors adopted, the Applied Power Inc. Executive Deferred Compensation Plan (the "Deferred Plan"). The Deferred Plan allows certain highly compensated employees (including executive officers) to defer payment of a portion of their salary and bonus each year, generally until a date specified by the participant or termination of employment. Amounts deferred pursuant to the Deferred Plan are deemed to accrue interest at an annual rate equal to (a) the simple average of the annual rate paid by ten-year U.S. Treasury notes during each September preceding each plan year with respect to which compensation has been deferred, plus (b) 1.50%.

         Stock Incentive Component. Stock options are granted annually to executive officers. Options may also be granted to other key employees whose present and future contributions are especially important to the Company. All option grants are priced at 100% of market value as of the date of grant. Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

         The Committee values stock option grants at 50% of the exercise price. This valuation method is recommended by the Committee's independent consultant because it reflects the average discounted value of the actual gains produced by options granted by U.S. industrial firms over the past several decades. The Committee favors the simplicity of this 50% estimate and believes it to be as good a predictor of the actual gains and costs of an option grant as other methods.

         In 1997, the Board of Directors adopted amendments to the Company's stock option plans permitting optionees who earn more than $100,000 per year to elect to defer receipt of option shares upon exercise of an option and payment of the applicable exercise price. Such amendments were designed to allow such optionees an opportunity to defer the taxable income attributable to the option exercise if they so choose. Throughout the deferral period, the option shares are credited with "deemed dividends" in an amount equal to what the optionee would have received upon payment of a dividend if the optionee held the deferred shares at the time of payment. Any such cash dividend payments will be converted into shares of Common Stock and distributed to the optionee upon delivery of the optionee's deferred shares.

         Key Measurement Criteria for Bonuses. Bonus payments are made to each executive officer based upon the degree of achievement of the year's financial objectives. An executive may receive more, or less, than the target bonus based on actual business results.

         Each executive responsible for a business unit (or multiple business units) is measured principally by the performance of that unit (or units). For multi-business unit executives, the measuring index utilized is "Combined Management Measure" ("CMM"), which is unit operating profit before amortization less a charge based upon the net assets employed by the unit. In fiscal 1997, CMM constituted 80% of the bonus measurement for such executives. Twenty percent of such executive's respective bonuses paid for fiscal 1997 was based on the Company's return on net assets ("RONA") and earnings per share ("EPS") for the period, weighted equally. The measuring index for the bonus of an executive officer responsible for a single business unit is based on operating profit before amortization for the applicable unit measured against targeted objectives. The bonus of such an executive officer was based entirely on the profits of his business unit. For the fiscal year ended August 31, 1997, bonuses for business unit executives ranged from 24% to 199% of their target bonuses.

         Bonus payments for Company executives not in charge of business units are determined by the performance of the Company as a whole. For fiscal 1997, 50% of each such executive's bonus was based on the Company's RONA and 50% on the Company's EPS for the period. For the fiscal year ended August 31, 1997, bonuses for this group equaled 120% of the executives' targeted bonuses.

         Chief Executive Officer Compensation. Competitive data provided by the Committee's independent consultant established a total compensation value of $1,337,000 for the chief executive officer position. Following the compensation philosophy described above for executive officers, the compensation opportunity for Richard G. Sim, the Company's Chief Executive Officer, consisted of a salary of $440,000 (approximately 95% of the market median), a target bonus of $310,000 (70% of the market median) and a stock option grant valued at approximately $587,000 (36,000 shares valued at 50% of the exercise price).

         Mr. Sim's fiscal 1997 bonus was based on Company performance, 50% of which was measured by RONA and 50% by EPS. Mr. Sim's fiscal 1997 bonus of $372,000, which represents 120% of his target bonus, reflects attainment of 80% of the Company's RONA target and 160% of the Company's EPS target.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction to $1,000,000 per year for compensation paid to its chief executive officer or any of the other executive officers named in the summary compensation table of this Proxy Statement. Performance-based compensation is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. The Company believes that its stock plans comply with the final
Section 162(m) regulations adopted by the Internal Revenue Service. In order to preserve the deductibility of performance-based compensation, the Company will generally seek to comply with Section 162(m) of the Internal Revenue Code to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

                                  Richard A. Kashnow (Chairman)
                                  H. Richard Crowther
                                  Jack L. Heckel
                                  L. Dennis Kozlowski
                                  John J. McDonough

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1997 for services rendered to the Company and its subsidiaries during fiscal 1997 ("named executive officers"). Also included in the table is compensation information for those individuals for fiscal years 1995 and 1996.

                                                              ANNUAL             LONG-TERM
                                                           COMPENSATION        COMPENSATION
                                                           ------------        ------------
                                                                                  AWARDS
                                                                                  ------
                                                                                SECURITIES   ALL OTHER
                                                                                UNDERLYING    COMPEN-
                                                                                 OPTIONS/      SATION
      NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)     SARS(#)(1)     ($)(2)
      ---------------------------         ----      ---------      --------     ----------     ------
Richard G. Sim
  Chairman, President and
  Chief Executive Officer                  1997       433,000       372,000        36,000       18,190
  Chairman, President and
  Chief Executive Officer                  1996       398,000       268,200        53,100       17,065
  Chairman, President and
  Chief Executive Officer                  1995       362,000       411,730        49,900       16,015

William J. Albrecht
  Senior Vice President,
  Engineered Solutions                     1997       218,330       219,120        12,800       17,271
  Senior Vice President,
  Engineered Solutions                     1996       210,000        37,880        14,800       16,146
  Senior Vice President;
  Engineered Solutions                     1995       190,000        90,350        17,800       11,538

Robert C. Arzbaecher
  Vice President and Chief
  Financial Officer                        1997       175,834(3)    120,000(3)      9,100       11,311
  Vice President and Chief
  Financial Officer                        1996       155,000        70,000         9,300       10,186
  Vice President and
  Chief Financial Officer                  1995       138,171       120,502        12,000(4)     4,800

Gustav H.P. Boel
  Vice President; President
  of Enerpac                               1997       193,334        24,000        10,000       14,275
  Vice President; President
  of Enerpac                               1996       175,667        39,092        10,500(5)     3,128(6)
  Managing Director of Power-
  Packer Europe                            1995       122,214        12,625         2,000       36,677(6)

                                                              ANNUAL             LONG-TERM
                                                           COMPENSATION        COMPENSATION
                                                           ------------        ------------
                                                                                  AWARDS
                                                                                  ------
                                                                                SECURITIES   ALL OTHER
                                                                                UNDERLYING    COMPEN-
                                                                                 OPTIONS/      SATION
      NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)     SARS(#)(1)     ($)(2)
      ---------------------------         ----      ---------      --------     ----------     ------
Philip T. Burkart
  Vice President; President of
  Wright Line, Inc.                        1997       169,231(8)    122,275(8)     10,000       13,574
  Vice President; President of
  Wright Line, Inc. (7)                    1996       140,000       122,877         5,000       12,449


(1) Consists entirely of stock options. Historically, the Compensation Committee awarded options in July or August of each year applicable to the executive's compensation for the following fiscal year. Accordingly, option awards listed for 1995 and 1996 in this table reflect the option grants which were made at the end of 1994 and 1995, respectively, unless otherwise noted. Beginning with fiscal 1997, option grants are made following the commencement of the relevant fiscal year.

(2) The 1997 amounts represent: (a) the Company's 401(k) matching contributions as follows: Mr. Sim - $2,475, Mr. Albrecht - $2,475, Mr. Arzbaecher - $2,475, Mr. Boel - $2,475 and Mr. Burkart - $2,475; (b) Company allocations under the ESOP as follows: Mr. Sim - $4,500, Mr. Albrecht - $4,500, Mr. Arzbaecher - $4,500, Mr. Boel - $4,500 and Mr. Burkart - $4,500; and (c) premiums paid by the Company for split-dollar life insurance as follows: Mr. Sim - $11,215, Mr. Albrecht - $10,295, Mr. Arzbaecher - $4,336, Mr. Boel - $7,300 and Mr. Burkart - $6,599.

(3) Includes $15,600 of salary and $30,000 of bonus, payment of which has been deferred pursuant to the Applied Power Inc. Executive Deferred Compensation Plan.

(4) Includes stock option for 10,000 shares granted in October 1994 upon Mr. Arzbaecher's election as Vice President and Chief Financial Officer.

(5) Includes stock option for 7,500 shares granted in December 1995 upon Mr. Boel's election as Vice President and President of Enerpac.

(6) Consists entirely of amounts contributed by the Company on Mr. Boel's behalf to a private defined contribution pension plan.

(7) Mr. Burkart became an executive officer of the Company during fiscal 1996. As a result, pursuant to applicable Securities and Exchange Commission rules, compensation information for Mr. Burkart for fiscal 1995 has been omitted.

(8) Includes $32,954 of salary and $61,137 of bonus, payment of which has been deferred pursuant to the Applied Power Inc. Executive Deferred Compensation Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants during the last fiscal year to the named executive officers. No stock appreciation rights ("SARs") were granted in fiscal 1997.

                                               INDIVIDUAL GRANTS
                        -----------------------------------------------------------
                                          PERCENT
                                          OF TOTAL                                       POTENTIAL REALIZABLE
                                          OPTIONS/                                        VALUE AT ASSUMED
                          NUMBER OF         SARS                                           ANNUAL RATES OF
                         SECURITIES       GRANTED TO                                          STOCK PRICE
                         UNDERLYING        EMPLOYEES         EXERCISE                       APPRECIATION FOR
                          OPTIONS/            IN            OR BASE                         OPTION TERM(3)
                            SARS           FISCAL            PRICE        EXPIRATION        --------------
     NAME               GRANTED(#)         YEAR(1)          ($/SH)          DATE(2)      5%($)        10%($)
     ----               ----------         -------          ------          -------      -----        ------
Richard G. Sim            36,000           15.7%            35.50         10/31/06      803,727    2,036,803
William J. Albrecht       12,800            5.6%            35.50         10/31/06      285,770      724,197
Robert C. Arzbaecher       9,100            4.0%            35.50         10/31/06      203,164      514,859
Gustav H.P. Boel          10,000            4.4%            35.50         10/31/06      223,258      565,779
Philip T. Burkart         10,000            4.4%            35.50         10/31/06      223,258      565,779

(1) Based on stock option grants for an aggregate of 229,250 shares made to all employees during the fiscal year ended August 31, 1997.

(2) Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information for each of the named executive officers concerning the number and value of stock options outstanding at the end of the fiscal year. No options were exercised by the named executive officers during fiscal 1997 and no SARs are outstanding.

                                         NUMBER OF                                VALUE OF
                                        SECURITIES                               UNEXERCISED
                                  UNDERLYING UNEXERCISED                        IN-THE-MONEY
                                      OPTIONS/SARS AT                          OPTIONS/SARS AT
                                    FISCAL YEAR-END(#)                      FISCAL YEAR-END($)(2)
                                    ------------------                      ------ --------------
                                 EXER-              UNEXER-                 EXER-            UNEXER-
NAME                            CISABLE           CISABLE(1)               CISABLE          CISABLE(1)
----                            -------           ----------               -------          ----------
Richard G. Sim                502,721              113,500              22,807,564          4,213,106
William J. Albrecht            66,138               37,037               2,950,663          1,366,746
Robert C. Arzbaecher           21,650               22,250                 863,138            772,750
Gustav H.P. Boel                6,500               21,000                 287,063            656,688
Philip T. Burkart               9,075               17,500                 353,780            562,500

(1)      Represents unvested options at the end of fiscal 1997.

(2) Based on the $63.50 closing price of the Common Stock on the New York Stock Exchange at the end of the fiscal year.

PERFORMANCE GRAPHS

         The following graph shows the cumulative total shareholder return on the Common Stock during the preceding five fiscal years as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 31, 1992 in the Common Stock and each index and that all dividends were reinvested.





                              [ 1991-1997 GRAPH ]

                               1992       1993         1994       1995         1996       1997
                               ----       ----         ----       ----         ----       ----
APPLIED POWER               $100.00      109.65       145.53     217.68       197.92     420.07

S&P 500 INDEX                100.00      115.21       121.52     147.58       175.22     246.44

S&P DIV. MFG. INDEX          100.00      125.72       140.71     183.78       227.86     323.28

         The following graph shows the cumulative total shareholder return on the Common Stock since it became publicly traded on August 6, 1987 through August 31, 1997 as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 6, 1987 in the Common Stock and each index and that all dividends were reinvested.



                             [ 8/6/87-1997 GRAPH ]

                                8/6/87        1987        1988       1989       1990        1991
                                ------        ----        ----       ----       ----        ----
APPLIED POWER                    $100.00     $111.43     $220.27    $278.09    $230.89     $209.72

S&P 500 INDEX                     100.00      102.39       83.98     116.93     111.10      140.99

S&P DIV. MFG. INDEX               100.00      102.88       84.40     104.87      95.00      121.08

                                 1992         1993        1994       1995       1996        1997
                                 ----         ----        ----       ----       ----        ----
APPLIED POWER INC.               $204.74     $224.51     $297.95    $445.68    $405.22     $860.07

S&P 500 INDEX                     152.16      175.31      184.90     224.55     266.61      374.98

S&P DIV. MFG. INDEX               119.10      149.73      167.58     218.88     271.38      385.02


EMPLOYMENT AGREEMENT

         The Company entered into an agreement with Richard G. Sim in May 1994 which superseded his employment agreement originally entered into in July 1985. The agreement provides that if Mr. Sim's employment with the Company is terminated as a result of his death or permanent disability, he or his beneficiary will receive his then current salary for a period of one year following such termination and a pro rata portion of any bonus award earned for the fiscal year in which such termination occurs. During the term of the agreement, the Company must maintain Mr. Sim's coverage under its present long-term disability benefit plan or a substantially similar plan providing at least comparable benefits. In the event that Mr. Sim qualifies for a long-term disability benefit under such plan, the Company will supplement any plan benefit payable to Mr. Sim to the extent necessary to provide a total long-term disability benefit payment that is equal to 30% of his then base pay. Such supplemental benefit will be provided at no cost to Mr. Sim.


    PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION,
                      AS AMENDED, OF APPLIED POWER INC.

         On November 4, 1997, the Board of Directors of the Company determined that it was necessary and in the best interests of the Company and its shareholders to amend the Company's Amended and Restated Articles of Incorporation, as amended (the "Articles"), to increase the authorized number of shares of Class A Common Stock. Accordingly, the Board of Directors has proposed an amendment to the Articles increasing the number of authorized shares of Class A Common Stock from 40,000,000 to 80,000,000 for submission to the Company's shareholders at the 1998 Annual Meeting. As of the Record Date, there were __________ shares of Class A Common Stock outstanding and ___________ shares were reserved for issuance in connection with various employee benefit plans. Although the current authorization is sufficient to meet all presently known requirements, the Board of Directors believes that it is desirable for the Company have the flexibility to issue a substantial number of shares of Class A Common Stock without further shareholder action (although in certain situations the rules of the New York Stock Exchange would require shareholder approval if the issuance involved a number of shares equal to or in excess of 20% of the number of shares then outstanding). The availability of additional shares would enhance the Company's ability to engage in future actions such as financings, stock splits, stock dividends, expanded employee benefit programs, and corporate mergers and acquisitions. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in connection with any of those purposes. Holders of Class A Common Stock do not have preemptive rights to subscribe for or purchase any part of any such future issuances. Although the Company has no current intention of using additional shares of Class A Common Stock as an anti-takeover defense, an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

         For the reasons set forth above, the Board of Directors has proposed that the following resolution, which embodies an amendment to the Articles effecting the increased authorization, be submitted to the Company's shareholders for approval at the 1998 Annual Meeting:

                 RESOLVED, that Section 3.1(a) of Article III of the Company's Amended and Restated Articles of Incorporation be amended to read as follows:

                 "(a) Class A Common Stock. 80,000,000 shares of Class A Common Stock, having a par value of $.20 per share."

If this amendment is approved by the Company's shareholders, the entire authorized capital stock of the Company will consist of 80,000,000 shares of Class A Common Stock, 7,500,000 shares of Class B Common Stock and 800,000 shares of Cumulative Preferred Stock. No Class B Common Stock or Cumulative Preferred Stock is currently outstanding.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION AS BEING NECESSARY AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                               OTHER INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers and persons who beneficially own 10% or more of the Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for those reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal

1997. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 1997, except that a form reporting a 200 share purchase by Richard D. Carroll was inadvertently filed one month late.

INDEPENDENT PUBLIC ACCOUNTANTS

         On November 3, 1997, the Audit Committee of the Board of Directors recommended the replacement of Deloitte & Touche LLP with Coopers & Lybrand LLP as the Company's independent public accountants for the fiscal year ended August 31, 1998. On November 4, 1997, the Board of Directors of the Company accepted and approved the Audit Committee's recommendation. On the same day, Deloitte & Touche LLP was notified of its dismissal and Coopers & Lybrand LLP was notified of its engagement. During fiscal 1996 and 1997 and fiscal 1998 through November 4, 1997, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report. Deloitte & Touche LLP's report on the Company's financial statements for the previous two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company does not expect that representatives of Coopers & Lybrand LLP will be present at the Annual Meeting. The Company does expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and make a statement if desired.

SHAREHOLDER PROPOSALS

         Shareholder proposals must be received by the Company no later than July 23, 1998 in order to be considered for inclusion in next year's annual meeting proxy statement.

ADDITIONAL MATTERS

         Management is not aware of any matters which will be presented for action at the Annual Meeting other than the election of directors and the proposal to amend the Company's Amended and Restated Articles of Incorporation, as amended. If other matters do come before the Annual Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising the authority conferred thereby.

                                        By Order of the Board of Directors


                                        Anthony W. Asmuth III
                                        Secretary

Milwaukee, Wisconsin
November 20, 1997

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.

         A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN PROVIDED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K ARE AVAILABLE, FREE OF CHARGE, UPON REQUEST DIRECTED TO ROBERT C. ARZBAECHER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED POWER INC., P.O. BOX 325, MILWAUKEE, WISCONSIN 53201.

                                                                PRELIMINARY COPY
                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1998
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM and ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Friday, January 9, 1998, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed below     [ ]     WITHHOLD AUTHORITY
                                           (except as marked to the                  to vote for all
                                           contrary below)                           nominees listed below

                        H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
                       L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH and RICHARD G. SIM

(INSTRUCTION:    To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

-------------------------------------------------------------------------------------------------------------------------

2.       To approve the amendment to the Company's Amended and Restated Articles of Incorporation:

         [ ]     FOR                       [ ]     AGAINST          [ ]      ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                                                   (Continued on reverse side)
-------------------------------------------------------------------------------------------------------------------------
                                                  (Continued from reverse side)

                                                               ESOP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                               Dated:                              19
                                                                      ---------------------------,    ----

                                                                      ------------------------------------

                                                                      ------------------------------------
                                                                          Signature(s) of Shareholder(s)

                                                               PLEASE SIGN PERSONALLY AS NAME APPEARS AT LEFT. When
                                                               signing  as attorney, executor, administrator,  personal
                                                               representative, trustee or  guardian, give full title as such.
                                                               If signer is a corporation, sign full  corporate name by duly authorized officer.  If stock is held in the  name of two or more persons, all should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD

                                                                PRELIMINARY COPY
                               APPLIED POWER INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1998
                                  P R O X Y
                              CLASS A COMMON STOCK
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM and ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Friday, January 9, 1998, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed below     [ ]     WITHHOLD AUTHORITY
                                           (except as marked to the                  to vote for all
                                           contrary below)                           nominees listed below

                        H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
                       L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH and RICHARD G. SIM

(INSTRUCTION:    To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

-------------------------------------------------------------------------------------------------------------------------

2.       To approve the amendment to the Company's Amended and Restated Articles of Incorporation:

         [ ]     FOR                       [ ]     AGAINST          [ ]      ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                                                   (Continued on reverse side)
-------------------------------------------------------------------------------------------------------------------------
                                                  (Continued from reverse side)

                                                               ESPP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                               Dated:                              19
                                                                      ---------------------------,    ----

                                                                      ------------------------------------

                                                                      ------------------------------------
                                                                          Signature(s) of Shareholder(s)

                                                               PLEASE SIGN PERSONALLY AS NAME APPEARS AT LEFT. When
                                                               signing  as attorney, executor, administrator,  personal
                                                               representative, trustee or  guardian, give full title as such.
                                                               If signer is a corporation, sign full  corporate name by duly authorized officer.  If stock is held in the  name of two or more persons, all should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD

                                                                PRELIMINARY COPY
                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1998
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM and ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Friday, January 9, 1998, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.       Election of Directors    [ ]      FOR all nominees listed below     [ ]     WITHHOLD AUTHORITY
                                           (except as marked to the                  to vote for all
                                           contrary below)                           nominees listed below

                        H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD A. KASHNOW,
                       L. DENNIS KOZLOWSKI, JOHN J. MCDONOUGH and RICHARD G. SIM

(INSTRUCTION:    To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

-------------------------------------------------------------------------------------------------------------------------

2.       To approve the amendment to the Company's Amended and Restated Articles of Incorporation:

         [ ]     FOR                       [ ]     AGAINST          [ ]      ABSTAIN

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

                                                   (Continued on reverse side)
-------------------------------------------------------------------------------------------------------------------------
                                                  (Continued from reverse side)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                               Dated:                              19
                                                                      ---------------------------,    ----

                                                                      ------------------------------------

                                                                      ------------------------------------
                                                                          Signature(s) of Shareholder(s)

                                                               PLEASE SIGN PERSONALLY AS NAME APPEARS AT LEFT. When
                                                               signing  as attorney, executor, administrator,  personal
                                                               representative, trustee or  guardian, give full title as such.
                                                               If signer is a corporation, sign full  corporate name by duly authorized officer.  If stock is held in the  name of two or more persons, all should sign.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE - PLEASE DO NOT FOLD